Exhibit 99.1

The Commercial Inertial Systems and

Wireless Sensor Network Business Lines of

Crossbow Technology, Inc.

Special-Purpose Financial Statements

December 31, 2009 and 2008

Board of Directors

Crossbow Technology, Inc.

San Jose, California

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying special-purpose statements of assets acquired and liabilities assumed of The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc. (the Company) as of December 31, 2009 and 2008, and the related special-purpose statements of direct revenues and direct expenses for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying special-purpose financial statements were prepared for the purpose of complying with an Asset Purchase Agreement (the Agreement) dated December 16, 2009 and executed January 15, 2010, between the Company and MEMSIC, Inc., as discussed in Note 2, and are not intended to be a presentation of financial position, results of operations, and cash flows of Crossbow Technology, Inc. in conformity with generally accepted accounting principles, nor is it intended to be a complete presentation of the Company’s assets, liabilities, revenues, and expenses.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of Crossbow Technology, Inc. by MEMSIC, Inc. under the Agreement as of December 31, 2009 and 2008, and the related direct revenues and direct expenses for the years then ended, on the basis of accounting described in Note 2.

/s/ FRANK, RIMERMAN & CO. LLP

April 2, 2010

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Special-Purpose Statements of Assets Acquired and Liabilities Assumed (in thousands)

	December 31,
	2009	2008

ASSETS ACQUIRED

Cash and Cash Equivalents	$332	$636
Accounts Receivable	197	174
Other Current Assets	241	—
Inventory, net	1,060	1,390
Property and Equipment, net	351	456
Patents and Trademarks	—	—

Total assets acquired	2,181	2,656

LIABILITIES ASSUMED

Accrued Expenses and Other Liabilities	337	434

NET ASSETS ACQUIRED	$1,844	$2,222

Company’s Share of Net Assets Acquired	$1,487	$1,859
Non-Controlling Interest in Majority Owned Foreign Entity	357	363

NET ASSETS ACQUIRED	$1,844	$2,222

See Independent Auditors’ Report and Notes to Special-Purpose Financial Statements

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Special-Purpose Statements of Direct Revenues and Direct Expenses (in thousands)

	Years Ended December 31,
	2009	2008

Direct Revenues	$12,135	$17,021

Direct Expenses
Cost of revenues	7,179	11,208
Sales and marketing	2,325	3,272
Research and development	2,085	1,977
Other	188	187

Total direct expenses	11,777	16,644

Excess of Direct Revenues Over Direct Expenses before

Non-Controlling Interest in Income of Majority Owned Foreign Entity	358	377

Non-Controlling Interest in Income of Majority Owned Foreign Entity	(6)	(51)

Excess of Direct Revenues Over Direct Expenses of Business Lines Acquired	$352	$326

See Independent Auditors’ Report and Notes to Special-Purpose Financial Statements

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

1.	Nature of Business

Crossbow Technology, Inc. (the Company) was incorporated in California in August 1995. The Company designs, develops, and markets products based on the application of micromachined sensors, actuators and wireless sensor networks in a variety of embedded measurement and control applications targeted to commercial and industrial markets.

2.	Basis of Presentation

Asset Purchase Agreement:

On December 16, 2009, the Company entered into an Asset Purchase Agreement (the Agreement) with MEMSIC, Inc. (MEMSIC), pursuant to which MEMSIC agreed to acquire certain assets and assume certain liabilities related to the following Company’s lines of business: (i) the commercial, non-military, inertial systems business, which includes accelerometers, altitude heading reference systems, remote magnetometers, inertial measurement units, primary flight displays, inertial navigation units incorporating GPS, tilt sensors and vertical gyros; and (ii) the wireless sensor network business, comprising the “XNT” and “EKO” product lines of 900 MHz and 2.4 GHz meshnetworking radio communication motes, kits, and related products. Assets to be acquired pursuant to the Agreement include, among other things, specified intellectual property and related patents, inventory, property and equipment, customer and vendor contracts and all of the Company’s shares of capital stock in Crossbow Japan Limited, a majority owned foreign entity (Crossbow Japan). The Company has no liabilities specifically identified in the Agreement. Additionally, in connection with the Agreement, MEMSIC is permitted to make offers of employment to specified employees of the Company such that upon acceptance they become employees of MEMSIC.

Statements of Assets Acquired and Liabilities Assumed:

The accompanying statements of assets acquired and liabilities assumed were prepared to present, pursuant to the Agreement, the assets acquired and liabilities assumed by MEMSIC and does not reflect other assets and liabilities not specifically identified in the Agreement. Assets and liabilities of the Company not included in the Agreement and, therefore, not included in the accompanying special-purpose financial statements include, but are not limited to cash and cash equivalents, accounts receivable, vendor payables, borrowings, accrued expenses and some deferred revenue. The accompanying statements of assets acquired and liabilities assumed include the assets and liabilities of Crossbow Japan.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

2.	Basis of Presentation (continued)

Statements of Direct Revenues and Direct Expenses:

The accompanying statements of direct revenues and direct expenses include all revenues related to the acquired business lines, and cost of goods sold and direct expenses incurred related to operating these business lines. Direct expenses include salaries and related expenses, including stock-based compensation, for employees who became employees of MEMSIC, facility costs, depreciation expense related to property and equipment acquired under the Agreement and the expenses of Crossbow Japan. Expenses not included in the statements of direct revenues and direct expenses include, but are not limited to, facility costs or expense allocations for corporate functions, interest expense, income taxes and foreign currency gains and losses. As such, these statements are not reflective of the Company’s business as a whole and cannot be considered a fair representation of the operations of the acquired business lines subsequent to the acquisition date.

Crossbow Japan:

The Company owns 153 shares of Crossbow Japan Limited (Crossbow Japan), representing a 51% ownership of the entity. In connection with the terms of the Agreement, MEMSIC acquired the 153 shares of Crossbow Japan. The Company presents all of Crossbow Japan’s assets, liabilities, revenue and expenses, as well as the non-controlling interest in Crossbow Japan (representing the 49% of the entity not owned by the Company) in its consolidated financial statements.

For the statements of assets acquired and liabilities assumed, the Company has presented all of the assets and liabilities of Crossbow Japan and has deducted the non-controlling interest in the entity in order to reflect the net assets acquired by MEMSIC under the Agreement. All of Crossbow Japan’s revenues and expenses have been included in the statements of direct revenues and direct expenses, which have been adjusted for the non-controlling interest to reflect the operations that MEMSIC has acquired under the Agreement.

Historical Financial Information:

Separate complete historical financial information was not maintained by the Company for the acquired business lines. The accompanying special-purpose financial statements have been derived from the Company’s consolidated financial statements and accounting records supporting the operations of the acquired business lines.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

2.	Basis of Presentation (continued)

Abbreviated Cash Flow Information:

Separate complete cash flow information has not historically been prepared for the acquired business lines. The following schedule presents abbreviated cash flow information for the acquired business lines for the years ended December 31:

	2009	2008
Selected non-cash adjustments to cash flows from operating activities:

Depreciation	$105	$103
Stock-based compensation	19	12
Change in inventory reserve	85	—

Selected cash flows from investing activities:

Purchase of property and equipment	$—	$—

Income Taxes:

The accompanying special-purpose financial statements exclude a provision for income taxes for the operations of the acquired business lines.

3.	Significant Accounting Policies

Revenue Recognition:

The Company recognizes product revenue when each of the following criteria has been met: a purchase order has been received, delivery has occurred, the sales price is fixed or determinable, and collection of the resulting receivable is probable. The Company sells software that is embedded with many of its products. Revenue from such products is generally recognized upon shipment to the customer. Estimated sales returns and warranty costs, based on historical experience by product, are recorded as cost of revenues at the time the product revenue is recognized.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

3.	Significant Accounting Policies (continued)

Warranty:

The Company provides a one year warranty for all products. Factors that affect the Company’s warranty liability and expenses include the number of products sold, historical experience and management’s judgment regarding anticipated rates of warranty claims and cost per claim. The Company assesses the adequacy of its recorded warranty liability throughout the year and makes adjustments to the liability if necessary. MEMSIC did not assume a warranty liability under the terms of the Agreement.

Inventory:

Acquired inventory is valued at the lower of cost (on a first-in, first-out basis) or market. Cost is determined using average costs. Market represents the lower of replacement cost or estimated net realizable value. The Company provides inventory allowances on excess and obsolete inventory based on historical experience.

Property and Equipment:

Acquired property and equipment is recorded at cost less accumulated depreciation and amortization, which is computed using the straight-line method over the estimated useful lives of the related assets ranging from two to ten years.

Patents and Trademarks:

The Agreement requires the Company to transfer identified patents and trademarks and rights therein to MEMSIC. The Company has historically expensed patent and trademark costs. As such, no patents or trademarks or rights have been recorded on the statements of assets acquired and liabilities assumed and no amortization expense related to these patents and trademarks has been recorded in the statements of direct revenues and direct expenses. Patent and trademark expenses of $60 in 2009 ($67 in 2008) are recorded as other expenses in the statements of direct revenues and direct expenses.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

3.	Significant Accounting Policies (continued)

Shipping Costs:

Amounts invoiced to customers for shipping and handling are included in direct revenues with the related costs included in cost of revenues. Shipping costs in 2009 and 2008, were approximately $184 and $250, respectively.

Accounting for Impairment of Long-Lived Assets:

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by comparing the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of their carrying cost amount or fair value less cost to sell. The Company did not record an impairment loss in 2009 and 2008.

Stock-Based Compensation:

The Company generally grants stock options to its employees for a fixed number of shares with an exercise price equal to the fair value of the shares at date of grant. The Company accounts for all stock option grants using the fair value method and stock-based compensation is recognized as the underlying options vest.

Stock-based compensation expense for options or warrants granted to non-employees is measured on the date of performance at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured. Compensation expense for options granted to non-employees is periodically re-measured as the underlying options vest.

Advertising Costs:

The Company expenses advertising and promotion costs as incurred. Advertising and promotion, included in sales and marketing expense, was approximately $121 and $246 in 2009 and 2008, respectively.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

3.	Significant Accounting Policies (continued)

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets acquired and liabilities assumed, the disclosure of contingent assets and liabilities and the reported amounts of direct revenues and direct expenses during the reporting period in the special-purpose financial statements and accompanying notes. Actual results could differ from these estimates.

Research and Development:

Research and development expenses consist principally of direct personnel costs to develop products for the acquired business lines and are charged to operations in the period in which those costs are incurred.

Subsequent Events:

Subsequent events have been evaluated through the date of the independent auditors’ report and no additional items requiring disclosure in the special-purpose financial statements have been identified.

4.	Property and Equipment

Property and equipment consists of the following at December 31:

	2009	2008

Machinery and equipment	$1,087	$1,087
Software	34	34
Computer equipment	6	6

	1,127	1,127
Less accumulated depreciation and amortization	776	671

	$351	$456

Depreciation expense related to acquired property and equipment was $105 and $103 for the years ended December 31, 2009 and 2008, respectively.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

5.	Inventory

Inventory consists of the following at December 31:

	2009	2008

Finished goods	$1,337	$1,752
Less inventory reserve	277	362

	$1,060	$1,390

6.	Crossbow Japan

The Company owns 51% of the Crossbow Japan capital stock. Crossbow Japan sells the products of the acquired business lines throughout Asia. Financial information relating to 100% of the entity is presented as follows, for information purposes only, as of and for the years ended December 31:

	2009	2008

Balance Sheets:

Cash and Cash Equivalents	$332	$636
Accounts Receivable	197	174
Other Current Assets	241	—
Inventory	170	240
Property and Equipment, net	—	—

Total Assets	$940	$1,050

Accrued Expenses and Other Liabilities	$212	$309

Total Liabilities	212	309

Common Stock	284	284
Accumulated Other Comprehensive Gain	120	146
Retained Earnings	324	311

Total Equity	728	741

Total Liabilities and Equity	$940	$1,050

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

6.	Crossbow Japan (continued)

Statements of Operations:

Revenues	$1,613	$2,314
Cost of Goods Sold	808	1,371
Sales and Marketing	664	718
Other	128	120

Net Income	$13	$105

Statements of Comprehensive Income (Loss):

Net Income	$13	$105
Other Comprehensive Income (Expense)
Foreign currency translation gain (loss)	(26)	159

Comprehensive Income (Loss)	$(13)	$264

7.	Stock Option Plans

The Company has two stock option plans, the 1996 Plan and the 2006 Plan. The Company can no longer grant options under the 1996 Plan. Under the 2006 Plan, incentive and non-qualified stock options may be granted to employees, directors and consultants at a price not less than fair value and 85% of fair value, respectively (110% of fair value to holders of 10% or more of voting stock). Fair value is determined by the Board of Directors. These options generally expire 10 years from the date of grant and become exercisable at the rate of at least 20% per annum over five years.

The fair value of each award to employees is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: expected life of 5.00 to 6.08 years (5.00 to 6.02 years in 2008), risk-free interest rates ranging from 2.00% to 2.23% (2.18% to 3.28% in 2008); expected volatility of 77% to 79% (66% in 2008) and no dividends during the expected life. Expected volatility is based on historical volatilities of public companies operating in the Company’s industry. The expected life of the options represents the period of time options are expected to be outstanding and is estimated considering vesting terms and employees’ historical exercise and post-vesting employment termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

7.	Stock Option Plans (continued)

In 2009, the Company recognized $19 of employee stock-based compensation expense specifically related to employees hired by MEMSIC ($12 in 2008) in the statements of direct revenues and direct expenses. No stock-based compensation costs have been capitalized as part of acquired property and equipment or inventory as of December 31, 2009 or 2008.

Future stock-based compensation for unvested employee options granted and outstanding as of December 31, 2009 was immaterial as all employees were terminated by the Company as of January 15, 2010.

A summary of the status of the 1996 Plan and the 2006 Plan as of December 31, 2009, and changes during the two years then ended are presented below:

	Options Outstanding
	Number of Shares	Weighted- Average Exercise Price

Balances, December 31, 2007	693,000	$0.68
Granted	23,000	1.00
Exercised	(140,000)	0.10

Balances, December 31, 2008	576,000	0.72
Granted	55,000	0.32
Exercised	(15,000)	0.10

Balances, December 31, 2009	616,000	$0.66

At December 31, 2009, options outstanding had a weighted-average remaining contractual life of 6.04 years (6.71 years at December 31, 2008) and 449,646 options were fully vested and exercisable with a weighted-average exercise price of $0.66 (456,239 with a weighted-average exercise price of $0.72 at December 31, 2008). The weighted-average fair value of options granted in 2009 was $0.32 ($1.00 in 2008).

There were no stock options issued to non-employees in 2009 or 2008.

See Independent Auditors’ Report

The Commercial Inertial Systems and Wireless Sensor Network Business Lines of Crossbow Technology, Inc.

Notes to Special-Purpose Financial Statements

(in thousands, except share and per share amounts)

8.	Employee Benefit Plan

The Company has a 401(k) plan to provide retirement benefits for it employees. As allowed under Section 401(k) of the Internal Revenue Code, the plan provides tax-deferred salary contributions for eligible employees. Employees can contribute up to a maximum of 100% of their annual compensation to the 401(k) plan, provided that employee contributions are limited to a maximum annual amount as set by the Internal Revenue Service. In 2009 and 2008 the Company made no contributions to the 401(k) plan.

See Independent Auditors’ Report